Accounts Receivable	12 Months Ended
Dec. 31, 2013
Accounts Receivable [Abstract]
ACCOUNTS RECEIVABLE
3.           ACCOUNTS RECEIVABLE

Accounts and other receivables consist of the following as of December 31, 2013:

Unbilled receivables:
California Energy Commission	$529,990
Bay Area Air Quality Management District	269,423
799,413
U.S. Department of Energy	1,040,854
Other accounts receivable	188,995
Total receivables acquired from Ecotality	2,029,262
Less: Fair value adjustment to receivables acquired from Ecotality	(2,000,189)
Fair value of accounts receivable acquired from Ecotality – See Note 5	29,073
Due from the estate of Electric Transportation Engineering Corporation of America	143,282
Other accounts receivable	43,648
Balance	$216,003

California Energy Commission

In conjunction with the Asset Purchase Agreement (“Blink APA”) of the Blink Network assets pursuant to an auction approved by the United States Bankruptcy Court of the District of Arizona from Electric Transportation Engineering Corporation of America (“Ecotality”), the Company was assigned a grant with the California Energy Commission (“CEC”), subject to novation with the CEC, for the installation of electric charging stations in designated areas in California.  Ecotality had completed some of the work, prior to its filing for bankruptcy, in accordance with the terms of the grant. Pursuant to the terms of the grant, all project billings to the CEC were subject to a 10% retainage to be released upon completion of all deliverables under the agreement.  As of December 31, 2013, the Company was in negotiations with the CEC to assume the remainder of the Ecotality agreement, under which satisfaction of all remaining deliverables would result in payment of all retainage.  The Company assumed the grant in February 2014, however due to the uncertainty of CEC’s satisfaction of all remaining deliverables, the Company  recorded the fair value of this amount at $0.

Bay Area Air Quality Management District

As part of the Blink APA, the Company acquired a grant from the Bay Area Air Quality Management District (“BAAQMD”) for the furnishing of charging station usage data of approximately 1,400 participants in the Bay Area of San Francisco, California.  The Company’s assumption of the grant is subject to the approval of BAAQMD.  The Company has aggregated the data for the period of July through December 2013 but has not forwarded the data pending BAAQMD’s approval of the Company’s assumption of the grant.  Due to the uncertainty of BAAQMD’s approval, the Companyrecorded the fair value of the receivable acquired at $0.

U.S. Department of Energy

In conjunction with the Blink APA, the Company assumed a grant with the United States Department of Energy (“DOE”) subject to a novation of the grant between the parties. Ecotality had a receivable from DOE for charging stations installed in accordance with the terms of the grant prior to filing for bankruptcy. DOE had filed a creditor’s claim in the Ecotality bankruptcy for an amount in excess of the amount receivable from DOE. Although the Company and DOE are currently in negotiations regarding the novation, the outcome of those negotiations are uncertain. Furthermore, DOE could assert its right to offset the amount it owes Ecotality against the amount it asserts Ecotality owes the DOE. Accordingly, the Company has recorded the fair value of the receivable acquired at $0.

Ecotality

The amount due from the estate of Electric Transportation Engineering Corporation of America of $143,282 consists of Blink Network LLC revenue received by the estate for charging services rendered after the execution of the APA offset by expenses paid by the estate on behalf of the Company.